UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
SCHEDULE 14A
(Rule 14a-101)
_______________
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
_______________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
_______________
Smith Douglas Homes Corp.
_______________
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMITH DOUGLAS HOMES CORP.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 4, 2026
8:30 a.m. (Eastern Time)
SMITH DOUGLAS HOMES CORP.
110 Village Trail, Suite 215
Woodstock, Georgia 30188
i

110 VILLAGE TRAIL, SUITE 215
WOODSTOCK, GEORGIA 30188
April 22, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Douglas Homes Corp. at 8:30 a.m. (Eastern Time), on Thursday, June 4, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section titled “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the Annual Meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a printed proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously voted or submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Gregory S. Bennett
Gregory S. Bennett
President, Chief Executive Officer, Vice Chairman, and Director

SMITH DOUGLAS HOMES CORP.
110 Village Trail, Suite 215
Woodstock, Georgia 30188
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 4, 2026
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Douglas Homes Corp., a Delaware corporation (the “Company”), will be held at 8:30 a.m. (Eastern Time), on Thursday, June 4, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SDHC2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•To elect Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer as directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock, composed of our Class A common stock and Class B common stock, as of the close of business on April 10, 2026 are entitled to notice of and to vote at the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a purpose germane to the Annual Meeting for a period of ten days prior to the Annual Meeting during ordinary business hours at the Company’s principal executive office. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ Brett A. Steele
Brett A. Steele
Vice President, General Counsel, and Secretary
Woodstock, Georgia
April 22, 2026

For certain definitions used throughout this proxy statement and a description of the transactions effected in connection with our initial public offering, please refer to —Certain Definitions. For a disclaimer regarding forward-looking statements in this proxy statement, please refer to —Forward-Looking Statements.

SMITH DOUGLAS HOMES CORP.
110 Village Trail, Suite 215
Woodstock, Georgia 30188
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Smith Douglas Homes Corp. of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held on Thursday, June 4, 2026 (the “Annual Meeting”), at 8:30 a.m. (Eastern Time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SDHC2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share (collectively, the “common stock”), as of the close of business on April 10, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 8,353,922 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting and 42,435,897 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 1.9% and 98.1% of the voting power of our common stock, respectively. Each share of Class A common stock is entitled to one vote per share, and each share of Class B common stock is entitled to ten votes per share on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) will be released on or about April 22, 2026 to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 4, 2026
This Proxy Statement and our 2025 Form 10-K are available at
www.proxyvote.com
Proposals
At the Annual Meeting, our stockholders will be asked:
•To elect Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer as directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Company’s Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
•FOR the election of each Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer as directors; and

•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Smith Douglas’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information we are required to provide you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Smith Douglas is making this proxy statement and its 2025 Form 10-K available to its stockholders electronically via the Internet. On or about April 22, 2026, we mailed or intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Form 10-K and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Form 10-K. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and intermediaries (e.g., brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 10, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A common stock is entitled to one vote per share, and each outstanding share of our Class B common stock is entitled to ten votes per share, for all matters before the Annual Meeting. At the close of business on the Record Date, there were 8,353,922 and 42,435,897 shares of our Class A common stock and our Class B common stock, respectively, outstanding and entitled to vote at the Annual Meeting, representing 1.9% and 98.1% of the voting power of our common stock, respectively. Holders of our common stock vote together as a single class on any matter that is submitted to a vote of our stockholders, unless otherwise required by our Amended and Restated Certificate of Incorporation.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker, or other agent on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker, or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank, broker, or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker, or other agent how to vote your shares, and the bank, broker, or other agent is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online during the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote at the meeting will constitute a quorum.
Who can attend the Annual Meeting?
Smith Douglas has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/SDHC2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The Annual Meeting webcast will begin promptly at 8:30 a.m. (Eastern Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:15 a.m. (Eastern Time), and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record
If you are a stockholder of record, you may vote:
•by Internet before the Annual Meeting - You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•by Telephone before the Annual Meeting - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail before the Annual Meeting - You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail; or
•by Internet during the Annual Meeting - If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time), on June 3, 2026. To participate in the Annual Meeting, including to vote via the Internet during the Annual Meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank, broker, or other agent, you will receive instructions on how to vote from the bank, broker, or other agent. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks, brokers, or other agents. If your shares are not registered in your own name (i.e., you are not a stockholder of record) and you would like to vote your shares online at the Annual Meeting, you should contact your bank, broker, or other agent to obtain your 16-digit control number or otherwise vote through the bank, broker, or other agent. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder or a stockholder of record, you may revoke your proxy and change your vote:
•before the Annual Meeting, by submitting a duly executed proxy bearing a later date;
•before the Annual Meeting, by granting a subsequent proxy through the Internet at www.proxyvote.com or telephone by calling 1-800-690-6903;
•before the Annual Meeting, by giving timely written notice of revocation to the Secretary of Smith Douglas, either by writing to our offices at 110 Village Trail, Suite 215, Woodstock, Georgia 30188 or writing to bsteele@smithdouglas.com; or
•during the Annual Meeting, by voting by Internet.
In order to revoke your proxy, you must do so using one of the methods listed above. Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.
If you are a beneficial holder of shares or if your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank, broker or other agent.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on pages 1-2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us and is also environmentally friendly and sustainable over the long term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SDHC2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting website. If you encounter any difficulties checking in to or during the Annual Meeting, please call the technical support number posted on the Annual Meeting platform login page.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, for 15 minutes after the completion of the Annual Meeting. The Company will endeavor to answer as many questions submitted online during the Annual Meeting by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material nonpublic information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened, or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;

•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the 8 nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors, and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker or other agent in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker or other agent (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker or other agent is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker or other agent is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Those items for which your broker cannot vote result in broker non-votes if you do not provide your broker with voting instructions on such items. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
We currently have eight directors on our Board. Each of the eight directors, Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer, have been nominated for election as directors to hold office until the annual meeting of stockholders to be held in 2027 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation, or removal.
As set forth in our Amended and Restated Certificate of Incorporation, subject to the rights of holders of any series of Preferred Stock to elect directors, all director nominees will stand for election for one-year terms that expire at the following year’s annual meeting. The current terms of each of our directors will expire at the Annual Meeting.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the persons whose names and biographies appear below. In the event that any of Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer should become unable to serve, or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer will be unable to serve if elected. Each of Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer has consented to being named in this proxy statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the eight nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board
The Board unanimously recommends a vote FOR the election of each of the below director nominees.
Director Nominees
The current members of the Board who are also nominees for election to the Board as directors are as follows:

Name	Age	Position(s)
Thomas L. Bradbury	81	Executive Chairman and Director
Gregory S. Bennett	60	President, Chief Executive Officer, Vice Chairman, and Director
Julie M. Bradbury	51	Director
Neill B. Faucett	81	Director
Jeffrey T. Jackson	60	Director
George E. Perdue III	79	Director
Janice E. Walker	53	Director
Neil B. Wedewer	73	Director
The principal occupations and business experience, for at least the past five years, of each director nominee for election at the upcoming Annual Meeting are as follows:
Thomas L. Bradbury is the founder and Executive Chairman of Smith Douglas and has served as a member of our Board since its formation and as the Chairman of Smith Douglas Holdings, LLC’s board of managers since 2016. He previously served as our Chief Executive Officer from inception until December 2019. Mr. Bradbury is also the founder and Chief Executive Officer of SMART Builder Solutions, LLC, a provider of intelligent building technologies, and General Manager of Bradbury Farms, a privately held sod producer. Mr. Bradbury served as a consultant with KB Home, a privately held home building company, until 2005. Prior to this, Mr. Bradbury served as the Chief Executive Officer of

Colony Homes of Atlanta, a privately held home building company, which he founded in 1975, until 2003 when it was sold to KB Home. During his time at Colony Homes, Mr. Bradbury also chaired its board of directors. Mr. Bradbury holds a bachelor’s degree in business administration from the University of Georgia. We believe Mr. Bradbury is qualified to serve on Smith Douglas’ Board due to his business expertise, extensive industry experience, and daily insight into our business as our founder and Executive Chairman.
Gregory S. Bennett has served as the Chief Executive Officer and President of Smith Douglas since December 2019 and as a member of our Board since its formation. Prior to that, Mr. Bennett served as our Chief Operating Officer since 2015. Before joining Smith Douglas, Mr. Bennett operated his own privately held homebuilding company, Greg Bennett Homes, which he founded in 2004. Before founding Greg Bennett Homes, Mr. Bennett served as Executive Vice President for the Atlanta market of KB Home between 2003 and 2004 after the acquisition of Colony Homes, where he previously served in various roles from 1983 onwards, culminating in Region President between 1999 and 2003. Mr. Bennett holds a Construction Management degree from Georgia Northwestern Technical College. We believe Mr. Bennett is qualified to serve on Smith Douglas’ Board due to his business expertise, extensive industry experience, and daily insight into our business as our President, Chief Executive Officer, and Vice Chairman.
Julie M. Bradbury has served as a member on our Board since its formation and as a member of Smith Douglas Holdings LLC’s board of managers since 2016. She previously served as a member of the board of directors of Colony Homes from 2001 to 2003 and is also currently serving as a member of the board of directors of several non-profit organizations. Ms. Bradbury serves as the Vice President at Bradbury Farms, a privately held sod producer, as well as a director of the Bradbury Family Office where she oversees estate planning strategies, investment objectives, philanthropic planning, corporate accounting, and tax/strategic planning. Ms. Bradbury began her career in public accounting at PricewaterhouseCoopers and Ernst & Young where she specialized in international corporate tax transactions. Following these roles, she served in finance and controller positions for two early-stage high growth companies, helping to scale them into market leaders. She holds a Bachelor of Science in Business Administration and Accounting from Washington and Lee University. We believe Ms. Bradbury is qualified to serve on Smith Douglas’ Board due to her knowledge of accounting and finance and extensive business experience.
Neill B. Faucett has served as a member on our Board since January 2024. Mr. Faucett has served as a consultant to Lubert Adler Partners, a private real estate equity firm headquartered in Philadelphia, since January 2020. Prior to this, Mr. Faucett opened the Atlanta office of Lubert Adler Partners in 2006 and served as a Managing Principal and member of the investment committee of Lubert Adler Partners from 2006 to 2019. Before joining Lubert Adler Partners, Mr. Faucett formed Faucett Consulting, Inc. in 1994. Faucett Consulting, Inc. advises real estate clients in equity and financing transactions as well as strategic planning and business structures. Mr. Faucett began his career at Arthur Andersen LLP before leaving the firm in 1970 to become a founding partner of an Atlanta accounting firm, Faucett, Taylor & Associates, where he concentrated on real estate. He was a practicing Certified Public Accountant for twenty-four years. Mr. Faucett has a Bachelor of Business Administration in Accounting from Auburn University. We believe Mr. Faucett is qualified to serve on Smith Douglas’ Board due to his extensive experience in the real estate investment sector and his knowledge of accounting and finance.
Jeffrey T. Jackson has served as a member on our Board since its formation and as a member of Smith Douglas Holdings LLC’s board of managers since 2016. Since May 2024, he has also served as the Chief Executive Officer of Cabinetworks Group, the largest privately held cabinetmaker in the United States. Previously, Mr. Jackson served as President and Chief Executive Officer of PGT Innovations, a publicly held building materials manufacturer and supplier, from 2018 to May 2024 and held various other roles at PGT Innovations since 2005, including Chief Financial Officer from 2005 to 2014 and Chief Operating Officer from 2014 to 2018. Prior to PGT Innovations, Mr. Jackson held various executive management roles with companies such as The Hershey Company, Coca-Cola, and KPMG. Mr. Jackson also served as a member on the board of directors of PGT Innovations from January 2016 to March 2024. Since January 2024, he has served on the board of directors of Astec Industries, a manufacturer of specialized equipment for asphalt road building, aggregate processing, and concrete production, and since August 2025, he has served on the board of directors of Latham Group, a designer, manufacturer and marketer of in-ground residential swimming pools in North America, Australia and New Zealand. He serves as Vice Chairman on the board of directors of the Sarasota Manatee Airport Authority, a role he has held since his appointment by Governor Ron DeSantis in 2020. Mr. Jackson has a Bachelor of Business Administration from the University of West Georgia and is a Certified Public Accountant in Georgia. We believe Mr. Jackson is qualified to serve on Smith Douglas’ Board due to his extensive business expertise, knowledge of strategy, finance, and management, and experience in the industry.
George E. Perdue III has served as a member on our Board since January 2024. Dr. Perdue has served as the 14th chancellor of the University System of Georgia since February 2022, overseeing all public colleges and universities. Prior to this, Dr. Perdue was the 31st Secretary of the U.S. Department of Agriculture from April 2017 to January 2021. He also served two terms as the governor of Georgia, from 2003 to 2011, and was a member of the Georgia State Senate from 1991 to 2001, where he chaired the Senate Higher Education Committee and eventually became Senate President Pro Tempore. Dr. Perdue earned his Doctor of Veterinary Medicine degree from the University of Georgia. He is also a veteran, serving three years in the U.S. Air Force. During this period of public service, he also founded several successful agricultural businesses. We believe Dr. Perdue is qualified to serve on Smith Douglas’ Board due to his extensive business and leadership experience.
Janice E. Walker has served as a member on our Board since January 2024. Ms. Walker served as Chief Operating Officer of Hines Global Income Trust, Inc., a publicly held real estate investment trust investing globally in commercial real estate, from June 2019 until her retirement from such position in April 2024, and served as a part-time consultant for a privately held vertically-integrated retail investment company from June 2024 to October 2025. She also held the role of a Senior Managing Director within the investment management business of Hines Interests LP, a privately held global real estate firm from May 2019 to April 2024. Prior to this, Ms. Walker has held various investment management roles at Hines Interests LP since February 2005. Ms. Walker started her career as an audit manager and Certified Public Accountant at Arthur Andersen LLP. Ms. Walker received both a Bachelor of Business Administration in Accounting and a Master of Science in Accounting from Texas Tech University. We believe Ms. Walker is qualified to serve on Smith Douglas’ Board due to her business and leadership experience and her insight into operating, advising, and investing in the real estate sector.
Neil B. Wedewer has served as a member on our Board since its formation and as a member of Smith Douglas Holdings LLC’s board of managers since December 2022. Mr. Wedewer previously served as Atlanta Area President of Charter Bank (now South State Bank) from 2008 to 2016. Prior to that, he was the Chief Credit Officer at First Covenant Bank from September 2007 to July 2008 and the Executive Vice President of SunTrust Banks (now Truist) from 1983 to 2007. Mr. Wedewer has a Bachelor of Arts from The Citadel. We believe Mr. Wedewer is qualified to serve on Smith Douglas’ Board due to his operational background and his knowledge of strategy, finance, and management.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board
The Board unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Smith Douglas Homes Corp. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement pursuant to PCAOB requirements, including the disclosures regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Neill B. Faucett (Chair)
Jeffrey T. Jackson
Janice E. Walker

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees, including out-of-pocket costs, of Ernst & Young LLP, our independent registered public accounting firm for the years ended December 31, 2025 and 2024, billed to us for audit services and other services. Ernst & Young LLP became our independent registered public accounting firm on May 18, 2023.

Fee Category ($ in thousands)	2025	2024
Audit Fees	$800,000	$819,000
Audit-Related Fees	—	—
Tax Fees	168,000	342,000
All Other Fees	—	—
Total Fees	$968,000	$1,161,000
Audit Fees
Audit fees in 2025 and 2024 consisted of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements, including comfort letters, consents, assistance with and review of documents filed with the SEC, and other attest services that generally only the auditor can provide.
Audit-Related Fees
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees, such as due diligence related to mergers and acquisitions, benefit plan audits, internal control reviews, etc. There were no audit-related fees incurred in 2024 or 2025.
Tax Fees
Tax fees consist of fees for tax compliance, tax advice, and tax planning.
All Other Fees
All other fees include products or services provided by our principal accountant, other than services reported in audit fees, audit-related fees, and tax fees. There were no other fees incurred in 2024 or 2025.
Audit Committee Pre-Approval Policy and Procedures
Our Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be preapproved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or specific preapproval, or (ii) entered into pursuant to the preapproval policies and procedures described in the Pre-Approval Policy, or general preapproval. Unless a type of service to be provided by Ernst & Young LLP has received general preapproval under the Pre-Approval Policy, it requires specific preapproval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant preapprovals. Any proposed services exceeding preapproved cost levels or budgeted amounts will also require specific preapproval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s and the PCAOB’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may revise the list of general preapproved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Thomas L. Bradbury(1)	81	Executive Chairman and Director
Gregory S. Bennett(1)	60	President, Chief Executive Officer, Vice Chairman, and Director
Russell Devendorf	53	Executive Vice President and Chief Financial Officer
Brett A. Steele	56	Vice President, General Counsel, and Secretary
_______________
(1)See biography on pages 7-8 of this proxy statement.
Russell Devendorf
Russell Devendorf has served as the Chief Financial Officer and Executive Vice President of Smith Douglas since 2017. Prior to joining Smith Douglas, Mr. Devendorf was a Senior Advisor at Whelan Advisory, a boutique investment bank, from 2017 to 2018, before which he was the Senior Vice President and Chief Financial Officer for WCI Communities, a publicly traded homebuilder, from 2008 through 2017. Prior to 2008, he served in several senior level finance positions with Meritage Homes Corporation and TOUSA, Inc., both national, publicly traded homebuilding companies. He began his career as an auditor at Ernst & Young LLP in its real estate practice and holds a Master of Accounting and a Bachelor of Science in Accounting from Florida State University. Mr. Devendorf has been a member of the Florida State University Department of Accounting’s Professional Advisory Board since 2024. Mr. Devendorf is a Certified Public Accountant and a Certified Treasury Professional (inactive).
Brett A. Steele
Brett A. Steele has served as our Vice President, General Counsel, and Secretary since 2018. Prior to his time at Smith Douglas, Mr. Steele was the Vice President and Chief Legal Officer for Habitat for Humanity in Atlanta, Inc. from 2015 to 2018 and the Associate General Counsel and Chief Compliance Officer for Beazer Homes USA, Inc. from 2007 to 2015. At the outset of his career, Mr. Steele served as a law clerk to the Honorable Hugh Lawson, Chief Judge of the Middle District of Georgia, and was an associate at the law firm of King & Spalding in their Construction and Procurement Group from 1999 to 2004. He has a Bachelor of Arts degree from Huntingdon College and a Juris Doctor degree from Mercer University.

CORPORATE GOVERNANCE
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for each of the Board’s Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Audit Committee charter, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.smithdouglas.com. A copy of our Compensation Committee charter is included as Appendix A to this proxy statement, and a copy of our Nominating and Corporate Governance Committee charter is included as Appendix B to this proxy statement. You may also obtain the foregoing corporate governance documents by writing to our Secretary at our offices at 110 Village Trail, Suite 215, Woodstock, Georgia 30188.
Board Composition
Our Board currently consists of eight members: Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer. As set forth in our Amended and Restated Certificate of Incorporation, subject to the rights of holders of any series of Preferred Stock to elect directors, all director nominees will stand for election for one-year terms that expire at the following year’s annual meeting. The current terms of each of our directors will expire at this Annual Meeting.
Family Relationships
Thomas L. Bradbury, our founder and Executive Chairman of our Board, is the father-in-law of Julie M. Bradbury, one of our directors. Other than the foregoing, there are no family relationships between or among any of our directors, executive officers, or persons nominated or chosen to become a director or executive officer.
Director Independence
Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer each qualify as “independent” in accordance with the listing requirements of the New York Stock Exchange (the “NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Based on his or her relationship with the Company (and in the case of Julie M. Bradbury, management of the Company), each of Thomas L. Bradbury, Gregory S. Bennett, and Julie M. Bradbury does not qualify as independent under the NYSE rules.
Controlled Company Exemption
The Founder Fund has more than 50% of the combined voting power of our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the NYSE rules and intend to elect not to comply with certain corporate governance standards, including that we have a Nominating and Corporate Governance Committee that is composed entirely of independent directors. From time to time, we may rely on additional exemptions provided to controlled companies under the NYSE rules. For example, as a controlled company, from time to time we may not have a majority of independent directors on our Board, have an entirely independent Nominating and Corporate Governance Committee, an entirely independent Compensation Committee, have a compensation consultant, legal counsel, or other external adviser selected by the Compensation Committee after taking into consideration those independence factors enumerated by NYSE rules, or perform annual performance evaluations of the Nominating and Corporate Governance and Compensation Committees. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.
In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.
Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry, operations, and target markets; ability to exercise mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; diversity of background and perspective, as well as expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; and any other relevant qualifications, attributes or skills. The Board believes that the Board membership should reflect a diversity of experience, qualifications, and skills in order to ensure the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Each director nominated for election at the Annual Meeting was recommended to the Nominating and Corporate Governance Committee by our Executive Chairman, except for Janice E. Walker who was recommended by a third-party search firm.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Smith Douglas Homes Corp., 110 Village Trail, Suite 215, Woodstock, Georgia 30188. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Interested Parties
Anyone who would like to may contact the independent members of the Board, the Chairperson of the Board, any Chairperson of a Board committee and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Secretary, Smith Douglas Homes Corp., 110 Village Trail, Suite 215, Woodstock, Georgia 30188.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following information regarding the person submitting the communication:
•if the person is a stockholder, a statement of the type and amount of the securities of the Company that the person holds;
•if the person submitting the communication is not a stockholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company; and
•the address, telephone number and e-mail address, if any, of the person.
Communications that are deemed to comply with this policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). Communications (i) regarding individual grievances or other interests that are personal to the party submitting the communication; (ii) regarding ordinary business operations; and (iii) containing offensive, obscene or abusive content are considered inappropriate for delivery to directors and will not be forwarded to them. The Secretary may consult with the Chairperson of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery.
The Secretary or his or her designee will send an acknowledgment of receipt to each Interested Party that submits a communication indicating that communications deemed to comply with this policy and to be appropriate for delivery to directors will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with this policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board.
Board Leadership Structure and Role in Risk Oversight
Leadership Structure
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company.
Our Corporate Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may in their discretion elect a lead independent director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors; approving Board meeting schedules and agendas; approving information sent to the Board; acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board; and when appropriate, meeting or otherwise communicating with major stockholders or other constituencies of the Company.
Our Board exercises its judgment in combining or separating the roles of Chairman and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that, like many U.S. companies, we are well-served by a flexible leadership structure. Currently, Thomas L. Bradbury serves as the Executive Chairman of the Board, Gregory S. Bennett serves as the Company’s President, Chief Executive Officer and Vice Chairman, and Jeffrey T. Jackson serves as our lead independent director. Our Board has determined that this leadership structure is best for our company and its stockholders at this time because it promotes unified leadership by Mr. Bradbury and Mr. Bennett, given their collective deep knowledge of our industry, business, and strategy, and their ability to draw on that experience in order to provide the Board leadership to focus its discussions, and allows for a clear focus for management to execute the Company’s strategy and business plans. In addition, the Board believes that Mr. Jackson, as lead independent director, is well-positioned to act as a bridge between management and the non-management members of the Board, facilitating the regular flow of information. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. From time to time, the Company engages with securityholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so.
Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
Our Board does not have a standing risk management committee, but administers its oversight function through the Audit Committee of the Board. In addition, the standing committees of the Board address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for overseeing enterprise risk management, including the management of financial risks and cybersecurity risks; reviewing and discussing the Company’s guidelines and policies with respect to risk assessment and risk management; and discussing with management the steps management has taken to monitor and control these exposures. Our Compensation Committee oversees risks related to the Company’s executive compensation, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee oversees risks associated with our corporate governance framework.

We believe that our Board leadership structure, described above, supports the risk oversight function of the Board. The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the Board.
Executive Sessions of Non-Management Directors
As provided in the Corporate Governance Guidelines, the non-management directors endeavor to meet in executive session without management directors or other members of management present at least once per every regularly scheduled Board meeting. The Company holds an executive session including only independent directors at least once per year. Each executive session of the independent directors or non-management directors is presided over by the lead independent director.
Code of Business Conduct and Ethics
We have a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website at investors.smithdouglas.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the code.
Insider Trading Compliance Policy and Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all officers, directors and employees of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026.
The policy prohibits our directors, officers, and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that are designed to hedge or offset any decrease in the market value of the Company’s equity securities.
Attendance by Members of the Board at Meetings
There were six meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our investor relations website at investors.smithdouglas.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairperson of the Board or the Chairperson of the appropriate committee in advance of such meeting and, whenever possible, participate in such meeting via teleconference.
We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend. Seven of our directors attended our annual meeting of stockholders held in 2025.

COMMITTEES OF THE BOARD
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a written charter that has been approved by our Board. The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Julie M. Bradbury			X
Jeffrey T. Jackson	X	Chair
Neil B. Wedewer		X	Chair
Neill B. Faucett	Chair	X
Janice E. Walker	X		X
Audit Committee
Our Audit Committee is responsible for, among other things:
•appointing, approving the fees of, retaining, and overseeing our independent registered public accounting firm;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•obtaining and reviewing reports of our independent registered public accounting firm describing the independent registered public accounting firm’s internal quality control procedures, material issues raised by the most recent quality control review, and the independence of the independent registered public accounting firm;
•discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;
•overseeing the financial reporting process and reviewing and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•preparing the annual Audit Committee report required by the SEC rules;
•reviewing and discussing with management and our independent registered public accounting firm the earnings press releases and financial information and earnings guidance provided to analysts and rating agencies;
•reviewing our policies on risk assessment and risk management;
•establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls, or auditing matters;
•reviewing, approving, and ratifying related person transactions; and
•reviewing and discussing with management the procedures in place to enforce and request waiver from the Company’s Code of Business Conduct and Ethics.
The Audit Committee charter is available on our investor relations website at investors.smithdouglas.com. The members of the Audit Committee are Jeffrey T. Jackson, Neill B. Faucett, and Janice E. Walker. Mr. Faucett serves as the Chair of the committee. Our Board has affirmatively determined that each of Mr. Jackson, Mr. Faucett, and Ms. Walker is independent for purposes of serving on an Audit Committee under Rule 10A-3 promulgated under the Exchange Act (“Rule 10A-3”) and the NYSE rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that Mr. Faucett qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.
The Audit Committee met five times in 2025.

Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing and approving, or recommending that the Board approves, the compensation of our Chief Executive Officer and other executive officers;
•reviewing and approving any employment and severance arrangements of our executive officers;
•reviewing and making recommendations to the Board regarding non-employee director compensation;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, as well as administering and making grants under the plans;
•when and to the extent required, reviewing and discussing with management our “Compensation Discussion and Analysis”;
•administering and overseeing compliance with our compensation recovery policy;
•when and to the extent required, preparing the annual Compensation Committee report required by the SEC rules;
•overseeing and reviewing with management our human capital management strategies, policies and practices; and
•retaining and determining the compensation of any compensation consultants.
Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged Semler Brossy (“Semler”), a compensation consulting firm, to assist in making decisions regarding the compensation to provide our executive officers and non-employee directors. Semler prepares periodic compensation assessments comparing our executives’ and directors’ compensation to that of a group of peer companies within our industry. In addition, Semler meets with the Compensation Committee to discuss our executive compensation and director compensation programs. Semler reports directly to the Compensation Committee.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.
The members of our Compensation Committee are Jeffrey T. Jackson, Neil B. Wedewer, and Neill B. Faucett. Mr. Jackson serves as the Chair of the Compensation Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Mr. Jackson, Mr. Wedewer, and Mr. Faucett qualifies as an independent director, including under NYSE’s heightened independence standards for members of a compensation committee. Each of Mr. Jackson, Mr. Wedewer, and Mr. Faucett qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met four times in 2025.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board as set forth in our Corporate Governance Guidelines;
•recommending to the Board the persons to be nominated for election as directors;
•annually reviewing the committee structure of the Board and recommending to the Board the directors to serve as members of each committee;
•periodically reviewing and assessing the Board leadership structure and recommending any proposed changes to the Board;
•developing and recommending to our Board a set of Corporate Governance Guidelines;

•reviewing any notifications by a director including of information that may adversely reflect upon the director or the Company and recommend that the Board recommend the resignation of such director;
•overseeing annual self-evaluations of the Board and its committees; and
•recommending to the Board certain other governance matters.
The members of our Nominating and Corporate Governance Committee are Julie M. Bradbury, Neil B. Wedewer, and Janice E. Walker. Mr. Wedewer serves as the Chair of the Nominating and Corporate Governance Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Mr. Wedewer and Ms. Walker qualifies as independent under the NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met one time in 2025.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below, who we refer to as our named executive officers. In 2025, our named executive officers were as follows:
•Thomas L. Bradbury, Executive Chairman;
•Gregory S. Bennett, President, Chief Executive Officer, & Vice Chairman; and
•Russell Devendorf, Executive Vice President & Chief Financial Officer.
Summary Compensation Table
The following table sets forth information concerning the total compensation of our named executive officers for the fiscal years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Gregory S. Bennett	2025	1,000,000	600,000	1,627,361	87,428	20,294	3,335,083
President, Chief Executive Officer, & Vice Chairman	2024	980,288	—	—	5,279,670	27,290	6,287,248
Thomas L. Bradbury	2025	1,000,000	250,000	—	—	3,243	1,253,243
Executive Chairman	2024	969,871	250,000	—	—	8,702	1,228,573
Russell Devendorf	2025	750,000	335,573	406,840	335,536	14,900	1,842,849
Executive Vice President & Chief Financial Officer	2024	650,000	1,200	5,999,994	1,313,837	14,700	7,979,731
_______________
(1)Amounts reflect discretionary annual cash incentive bonuses earned by Messrs. Bennett, Bradbury, and Devendorf with respect to 2025 ($600,000, $250,000, $334,373, respectively) and a one-time discretionary “holiday” cash bonus ($1,200) paid to Mr. Devendorf during 2025.
(2)Amounts reflect the full grant-date fair value of restricted stock unit and performance restricted stock unit awards granted to Messrs. Bennett and Devendorf during 2025 computed in accordance with ASC Topic 718, rather than the amount paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the restricted stock unit and performance restricted stock unit awards granted to Messrs. Bennett and Devendorf in Notes 1 and 14 to the financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K filed with the SEC on March 12, 2026. For the PSU awards granted in 2025, the grant date fair value included in the “Stock Awards” column above is calculated based on the Monte Carlo simulation model, which incorporated the following significant inputs; (i) the stock price on the date of grant; (ii) the performance period for the award which is January 1, 2025 to December 31, 2027; (iii) a risk-free interest rate derived from the U.S. Department of Treasury continuously compounded yield on the grant date commensurate with the remaining length of the performance period; (iv) a dividend yield of 0% because the Company does not pay dividends; (v) the stock price volatility of the Company and each company in the peer group over a look-back period equal to the remaining performance period as of the grant date; and (vi) the starting TSR calculated for the Company and each of the peer group companies based on closing prices on the day immediately preceding the first day of the performance period compared to the average closing prices over the 30 trading days immediately preceding the first day of the performance period. We provide additional information regarding such award in “—Narrative to Summary Compensation Table—Equity compensation” below.
(3)Amounts reflect annual cash incentive bonuses earned by each of Messrs. Bennett and Devendorf, and long-term cash incentive bonuses paid to Mr. Devendorf with respect to the applicable year. We provide additional information regarding such bonuses in “—Narrative to Summary Compensation Table—2025 Cash incentive compensation” below.
(4)Amounts reported for each of the named executive officers for 2025 include (i) safe harbor matching contributions made by us under our 401(k) plan ($14,000 for each of Messrs. Bennett and Devendorf); (ii) Company-paid reimbursement of cell phone expenses ($900 for each of Messrs. Bennett and Devendorf); and (iii) the aggregate incremental cost to us of personal use of our aircraft ($5,394 for Mr. Bennett and $3,243 for Mr. Bradbury).
Narrative to Summary Compensation Table
2025 Salaries
Each of our named executive officers receives an annual base salary to compensate the executive for services rendered to us. The annual base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.

At the beginning of 2025, Messrs. Bennett, Bradbury, and Devendorf’s annual base salaries were $1,000,000, $1,000,000, and $650,000, respectively. Mr. Devendorf’s annual base salary was increased to $750,000, effective January 1, 2025.
The “Salary” column of the Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2025.
2025 Cash incentive compensation
Annual Incentives
In 2025, each of our named executive officers was eligible to earn an annual cash incentive bonus under the Smith Douglas Homes 2025 Annual Incentive Program (“AIP”). The 2025 AIP target bonuses for Messrs. Bennett, Bradbury, and Devendorf were $3,000,000, $250,000, and $750,000, respectively. With respect to 2025, Messrs. Bennett, Bradbury, and Devendorf earned annual cash incentive bonuses equal to $687,428, $250,000, and $356,230, respectively.
Messrs. Bennett and Devendorf. Under the AIP, Messrs. Bennett and Devendorf were eligible to earn up to 200% of their AIP target bonuses based on achievement of Company net income targets (weighted 60%), Company operational goals (weighted 30%), and a discretionary component to be determined by the compensation committee (weighted 10%).
The threshold and maximum bonus opportunities under the net income component were 0% and 200% of target, with payout for performance between these levels and the target goal determined using linear interpolation. The operational goals generally included goals related to home closings, backlog, controlled lots, and inventory turnover.
Based on the Company’s net income for 2025 and the Company’s progress made towards the four operational goals in 2025, Messrs. Bennett and Devendorf earned 3% and 5% of their target annual incentives related to the net income and operational components, respectively. The portion of the annual cash incentive bonuses earned by Messrs. Bennett and Devendorf under these components is reflected above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Based on the Company’s performance in 2025, the compensation committee awarded Messrs. Bennett and Devendorf 200% of their respective target annual incentives related to the discretionary component. In addition, based on the Company’s financial performance for 2025, the compensation committee approved an additional bonus to Mr. Devendorf in an amount equal to approximately 25% of his target annual bonus. These bonuses paid to Messrs. Bennett and Devendorf are reported in the “Bonus” column the Summary Compensation Table.
Mr. Bradbury. Under the AIP, Mr. Bradbury was eligible to receive up to 100% of his AIP target, determined at the discretion of our board of directors. This bonus paid to Mr. Bradbury is reported in the “Bonus” column the Summary Compensation Table.
Pre-2024 Long-Term Incentives
Mr. Devendorf. In fiscal years prior to 2024, Mr. Devendorf was eligible to earn a long-term cash incentive bonus that was calculated on a sliding scale based on our achievement of Company EBITDA targets.
The long-term incentive cash bonus earned by Mr. Devendorf with respect to each applicable fiscal year was determined by us following the end of the performance period, which was January 1 through December 31 of the applicable fiscal year, and vests and is paid in three substantially equal annual installments on December 31 of each of the immediately following three years, subject to Mr. Devendorf’s continued employment through the applicable payment date. Additionally, Mr. Devendorf’s long-term cash incentive bonus is subject to full vesting acceleration in the event of a change in control or sale of the Company, or Mr. Devendorf’s termination of employment by us without cause or his resignation for good reason.
In connection with our IPO, beginning with fiscal year 2024, Mr. Devendorf is no longer eligible to earn such long-term cash incentive bonuses. However, Mr. Devendorf continues to be eligible to vest in the long-term cash incentive bonuses earned prior to our IPO. The earned long-term cash incentive amounts that vested and were paid to Mr. Devendorf during 2025 (an aggregate of $313,679), which are in respect of his long-term cash incentive bonuses for 2022 and 2023, are reflected above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Messrs. Bennett and Bradbury were not eligible to receive long-term cash incentive bonuses.

Equity compensation
In connection with the IPO we adopted, and our stockholders approved, the 2024 Incentive Award Plan (the “2024 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and our consultants and certain of our affiliates and to enable us to obtain and retain services of these individuals, which is essential to our long-term success.
Long-Term Incentives — Restricted Stock Units (RSUs)
With respect to 2025, Messrs. Bennett and Devendorf earned long-term incentive awards to be paid in RSUs (the “RSU LTIP”). The earned awards had dollar-denominated values equal to $1,687,500 and $375,000, respectively, which were issued as awards of 133,717 and 29,715 RSUs, respectively. The RSU LTIP awards will vest in three substantially equal installments on the first three anniversaries of the grant date (March 13, 2026), subject to the applicable executive’s continued employment through the applicable vesting date.
The RSU LTIP awards earned with respect to 2025 will be reported in the 2026 Summary Compensation Table covering the year in which the RSUs were granted.
Long-Term Incentives — Performance Restricted Stock Units (PSUs)
During 2025, the compensation committee awarded Messrs. Bennett and Devendorf a target number of PSUs with dollar-denominated values equal to $500,000 and $125,000, respectively, which were issued as 24,260 and 6,065 target number of PSUs, respectively. The number of PSUs that may vest and be settled ranges from 0% to 200% of the target amount of PSUs for each award, based on our actual total shareholder return (“TSR”) compared to the TSR of the companies in the selected peer group for the performance period. The members of the peer group are KB Home, Meritage Homes, M/I Homes, Century Communities, Tri Pointe Homes, Dream Finders Homes, Hovnanian Enterprises, LGI Homes, Beazer Homes USA, Green Brick Partners, Landsea Homes Corporation and United Homes Group. The peer group was selected based on the following criteria: (i) revenue, market capitalization, and net income, (ii) within homebuilding or adjacent sub-industries, and (iii) strong business fit. Beginning with the 2025 PSU awards, the relative TSR target is set at the 50th percentile of the peer group. To the extent earned based on actual performance, the PSUs vest on the last day of the three-year performance period which began on January 1, 2025 and ends on December 31, 2027, subject to the employee’s continued service through the vesting date. Additionally, vesting is subject to certain change in control and qualifying termination provisions as provided in the award agreements.
Other Elements of Compensation
Retirement plans
We currently maintain a 401(k)-retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we make safe harbor matching contributions in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making fully vested matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Health and welfare benefits and perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits (including telemedicine and a high-deductible health plan with a health savings account); health and dependent care flexible spending accounts; short-term and long-term disability insurance; critical illness and accident insurance; and life and AD&D insurance.
We believe that the perquisites described in the Summary Compensation Table above are necessary and appropriate to fairly compensate and incentivize our named executive officers.

No tax gross-ups
We did not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us during 2025.
Clawback policy
In connection with the IPO, we adopted a Policy for Recovery of Erroneously Awarded Compensation in compliance with the SEC rules and New York Stock Exchange listing standards to recover any excess incentive-based compensation from current and former executive officers after an accounting restatement.
Outstanding Equity Awards at 2025 Fiscal Year End
The following table sets forth information regarding outstanding equity incentive plan awards held by our named executive officers as of December 31, 2025. All awards were granted under our 2024 Plan.

		Stock Awards - RSUs			Stock Awards - PSUs
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)		Market or Payout Value of Shares or Units of Stock That Have Not Vested ($)(1)
Gregory S. Bennett	3/20/2025	97,040	(2)	$1,627,361	—		—
	3/20/2025	—		—	12,130	(4)	$203,420
Russell Devendorf	1/16/2024	238,095	(3)	$3,992,853	—		—
	3/20/2025	24,260	(2)	$406,840	—		—
	3/20/2025	—		—	3,033	(4)	$50,855
(1)Amounts are calculated based on multiplying the number of shares underlying the units shown in the table by the per share closing price of our common stock on December 31, 2025, which was $16.77.
(2)Reflects the time-vesting award of RSUs that vested with respect to one-third of such award on March 20, 2026, and the remainder of which will vest in substantially equal installments on each of the next two anniversaries thereafter, subject to continued employment through the applicable vesting date.
(3)Reflects the time-vesting IPO award of RSUs that vested with respect to one-sixth of such award on January 16, 2025, and the remainder of which will vest in substantially equal installments on each of the next five anniversaries thereafter, subject to Mr. Devendorf’s continued employment through the applicable vesting date. Additionally, Mr. Devendorf’s award will accelerate and vest in full upon a termination of his employment by us without “cause” (as defined in the 2024 Plan) or by the executive for “good reason” (as defined in the applicable executive’s employment agreement), in either case, that occurs within two years following a “change in control” (as defined in the 2024 Plan), subject to the timely execution and non-revocation of a release of claims in our favor.
(4)Reflects a PSU award that is eligible to vest based on our actual TSR results as compared to the selected peer group for the performance period, which is January 1, 2025 - December 31, 2027. The number of PSUs that may vest and be settled ranges from 0% to 200% of the target amount of PSUs for each award. To the extent earned based on actual performance, the PSUs vest on the last day of the three-year performance period, subject to the employee’s continued service through the vesting date. Additionally, vesting is subject to certain change in control and qualifying termination provisions as provided in the award agreements. The PSUs are reflected assuming threshold performance.
Executive Compensation Arrangements
Employment agreements
We entered into an employment agreement with each of Messrs. Bennett and Devendorf in connection with the IPO, which became effective as of the completion of the IPO on January 16, 2024.
The agreements have a three-year initial term, with automatic one-year term renewals (unless either party gives timely written notice of non-renewal), and provide for at-will employment.
Pursuant to the agreements, each executive is entitled to receive an annual base salary. In addition, each is eligible to receive an annual cash bonus, which annual cash bonuses may be earned based on the achievement of Company and/or individual performance goals, subject to the executive’s continued employment through the bonus payment date. Additionally, each executive is eligible to receive an annual long-term incentive award with a target grant date value as set forth in the table below.

The following table sets forth each executive’s title, 2025 annual base salary, 2025 target annual bonus amount, and target long-term incentive award amount:

Named Executive Officer	Title	Annual Base Salary ($)	Target Annual Bonus ($)	Target Long-Term Incentive Award ($)
Gregory S. Bennett	President, Chief Executive Officer, & Vice Chairman	1,000,000	3,000,000	2,250,000
Russell Devendorf	Executive Vice President & Chief Financial Officer	750,000	750,000	500,000
Each executive is eligible to participate in the health, welfare, retirement, vacation and other employee benefit plans, practices, policies and programs generally available to other senior executives. Additionally, for Mr. Devendorf, any then-unvested long-term cash incentive bonuses granted prior to the completion of the IPO accelerate and vest in full upon a “change in control” (as defined in his employment agreement) of the Company, subject to his continued employment through the date of such change in control.
Pursuant to the agreements, if the employment of the executive is terminated by us without “cause” or by the executive for “good reason” (each, as defined in the applicable executive’s employment agreement), the executive will receive the following severance payments and benefits: (i) an amount equal to 12 months of the executive’s then-current base salary, paid in substantially equal installments over the 12-month period following the termination date; (ii) up to 12 months of Company-paid continued healthcare coverage; (iii) a pro-rated target annual bonus for the year in which the termination occurs (or, if such termination occurs within 24 months following a change in control, an amount equal to 100% of the executive’s target annual bonus for the year in which the termination occurs), paid in a lump sum within 60 days following the termination date; and (iv) for Mr. Devendorf, full accelerated vesting of any then-unvested long-term cash incentive bonuses granted prior to the completion of the IPO.
If the executive’s employment terminates due to his death or disability, the executive (or his estate) will be eligible to receive a pro-rated annual bonus for the year in which the termination occurs, based on actual achievement of the applicable performance goals.
The severance payments and benefits described above are subject to the executive’s timely execution and nonrevocation of a release of claims in our favor and continued compliance with customary confidentiality, non-competition and non-solicitation requirements (as described below), and are in addition to any accrued amounts.
Each executive is subject to customary confidential information and proprietary information restrictions that apply indefinitely, as well as a non-competition covenant, an employee non-solicitation covenant and a client non-solicitation covenant, each of which applies during the executive’s employment with us and, for Messrs. Bennett and Devendorf, for two years following the executive’s termination of employment.
PSU award agreements
The award agreements for the 2025 PSUs contain certain accelerated vesting provisions in connection with a qualifying termination of service or a change in control.
If the executive’s service is terminated prior to a change in control due to his death, disability or retirement, then the PSUs will remain outstanding and will be eligible to become earned and vested at the expiration of the performance period based on achievement of the relative TSR performance goals (except that, in connection with a retirement, the number of PSUs that vest will be pro-rated to reflect the partial period in service).
If a change in control occurs, then the performance period will expire and the PSUs will become earned to the extent the relative TSR goals are achieved as of immediately prior to the change in control. In addition, to the extent the earned PSUs are assumed in connection with the change in control, the award will convert into a time-vesting RSU award that will vest on December 31, 2027, subject to the executive’s continued service. If the earned PSUs are not assumed, then those earned PSUs will vest as of the change in control.
If the executive’s service is terminated by us without cause, by the executive for good reason (each as defined in the award agreement) or due to the executive’s death, disability or retirement, in any case, following a change in control, then the converted time-vesting RSUs will vest in full (except that, in connection with a retirement, the number of RSUs that vest will be pro-rated to reflect the partial period in service).
DIRECTOR COMPENSATION
During the fiscal year ended December 31, 2025, our non-employee directors were Ms. Bradbury, Mr. Jackson, Mr. Wedewer, Mr. Faucett, Dr. Perdue, and Ms. Walker. Messrs. Bennett and Bradbury are also members of our board of directors, but did not receive any compensation for service as a director during 2025.
Non-employee director compensation program
We adopted, and our stockholders approved, a compensation program for our non-employee directors, or the Director Compensation Program, which became effective in connection with the completion of our IPO on January 16, 2024. The Director Compensation Program provides for annual cash retainer fees and long-term equity awards for each of our non-employee directors. The material terms of the Director Compensation Program for 2025 are summarized below.
The Director Compensation Program consists of the following components:
Cash compensation
•Annual Retainer: $80,000
•Lead Independent Director Retainer: $25,000
•Annual Committee Chair Retainer: $15,000
•Annual Non-Chair Committee Member Retainer: $5,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.
Equity compensation
An eligible director who is serving on our board of directors as of the date of the annual meeting of the Company’s stockholders each calendar year will be granted, on such annual meeting date, a restricted stock unit award with a value of approximately $130,000. Each annual grant will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting of the Company’s stockholders following the grant date, subject to continued service through the applicable vesting date.
In addition, each equity grant will vest in full upon a change in control of the Company (as defined in the 2024 Plan) if the eligible director will not become a member of the board of directors of the Company or the ultimate parent of the Company as of immediately following such change in control.
Compensation under our Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2024 Plan.
2025 Director compensation table
The following table sets forth information regarding the compensation awarded to, earned by, or paid to the non-employee directors who served on our board of directors during fiscal year 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Julie M. Bradbury	85,000	130,009	215,009
Neill B. Faucett	100,000	130,009	230,009
Jeffrey T. Jackson	125,000	130,009	255,009
George E. Perdue III	80,000	130,009	210,009
Janice E. Walker	90,000	130,009	220,009
Neil B. Wedewer	100,000	130,009	230,009

_______________
(1)Amounts reflect the full grant-date fair value of restricted stock unit awards granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards granted to our directors in Note 1 to the financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K filed with the SEC on March 12, 2026.
The table below shows the aggregate numbers of unvested restricted stock units held as of December 31, 2025 by each non-employee director.

Name	Unvested RSU Awards Outstanding at 2025 Fiscal Year End
Julie M. Bradbury	6,543
Neill B. Faucett	6,543
Jeffrey T. Jackson	6,543
George E. Perdue III	6,543
Janice E. Walker	6,543
Neil B. Wedewer	6,543
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information on our equity compensation plans as of December 31, 2025:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders (2)	568,870(3)	—	1,821,678(4)
Equity compensation plans not approved by security holders	—	—	—
Total	568,870	—	1,821,678
(1)Pursuant to the terms of the 2024 Plan, the number of shares of Class A common stock available for issuance under the 2024 Plan automatically increases on the first day of each calendar year beginning on and including January 1, 2025 and ending on and including January 1, 2034, equal to (i) a number of shares of Class A common stock equal to 1% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding calendar year, or (ii) such smaller number of shares of Class A common stock as is determined by the Board.
(2)Consists of the 2024 Plan.
(3)Represents outstanding restricted stock units under the 2024 Plan (with performance-based restricted stock units determined based on the achievement of the threshold goal).
(4)As of December 31, 2025, a total of 1,821,678 shares of Class A common stock were available for future issuance under the 2024 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock for:
•each person known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;
•each of our directors;
•each of our named executive officers; and
•all of our executive officers and directors as a group.
The amounts and percentages of Class A common stock and Class B common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities, and are based on 8,353,922 shares of our Class A common stock and 42,435,897 shares of our Class B common stock outstanding as of April 10, 2026. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. For purposes of the table below, a person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of April 10, 2026, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of all listed stockholders is 110 Village Trail, Suite 215, Woodstock, Georgia 30188.

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A Common Stock Beneficially Owned(1)		Class B Common Stock Beneficially Owned		Combined Voting Power(2)
Name of beneficial owner	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
Founder Fund(3)	—	—%	38,192,307	90%	88%
GSB Holdings(4)	—	—%	4,243,590	10%	10%
Kayne Anderson Rudnick Investment Management, LLC(5)	1,469,003	18%	—	—%	*
Conifer Management, L.L.C.(6)	1,349,600	16%	—	—%	*
Wellington Group Holdings LLP and affiliated entities(7)	1,211,274	14%	—	—%	*
Wasatch Advisors LP(8)	586,755	7%	—	—%	*
Massachusetts Financial Services Company(9)	486,509	6%	—	—%	*
Beck Mack & Oliver LLC(10)	442,480	5%	—	—%	*
Gilder Gagnon Howe & Co LLC(11)	440,876	5%	—	—%	*
Named Executive Officers and Directors
Thomas L. Bradbury(3)	58,918	*	38,192,307	90%	88%
Gregory S. Bennett(4)	19,116	*	4,243,590	10%	10%
Russell Devendorf	77,097	*	—	—%	*
Julie M. Bradbury(12)	17,620	*	—	—%	*
Neill B. Faucett(13)	22,793	*	—	—%	*
Jeffrey T. Jackson(14)	34,406	*	—	—%	*
George E. “Sonny” Perdue III(15)	60,684	*	—	—%	*
Janice E. Walker(16)	14,048	*	—	—%	*
Neil B. Wedewer(17)	14,748	*	—	—%	*
All directors and executive officers as a group (10 persons)(18)	332,506	4%	42,435,897	100%	98%
*Represents beneficial ownership or combined voting power of less than 1%.
(1)Each Continuing Equity Owner will be entitled to redeem their LLC Interests from time to time at each holder’s option, for shares of Class A common stock on a one-for-one basis. LLC Interests may also be redeemed in the event that the majority of the holders of LLC Interests, in connection with an initial public offering, deliver redemption notices, provided that such redemption is pro rata from all members, each at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), for shares of Class A common stock, on a one-for-one basis or, to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A common stock, for each LLC Interest so redeemed, in each case, in accordance with the terms of the Smith Douglas LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange by Smith Douglas Homes Corp. of such Class A common stock, or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. See —Certain Relationships and Related Person Transactions. In this table, beneficial ownership of LLC Interests has been reflected as beneficial ownership of shares of our Class B common stock for which such LLC Interests may be exchanged. When an LLC Interest is exchanged by a Continuing Equity Holder, a corresponding share of Class B common stock will automatically be transferred to Smith Douglas Homes Corp. for no consideration and canceled.
(2)Represents the percentage of voting power of our Class A common stock and Class B common stock, voting as a single class. Each share of Class A common stock entitles the registered holder thereof to one vote per share, and each share of Class B common stock entitles the registered holder thereof to ten votes per share prior to the Sunset Date, in each case, on all matters presented to stockholders for a vote generally, including the election of directors. From and after the occurrence of the Sunset Date each share of our Class B common stock will entitle its holder to one vote per share on all matters presented to our stockholders generally. The Class A common stock and Class B common stock will vote as a single class on all matters except as required by law or our Amended and Restated Certificate of Incorporation. Our Class B common stock does not have any of the economic rights (including rights to dividends and distributions upon dissolution or liquidation) associated with our Class A common stock.
(3)Based on a Schedule 13G filed on November 13, 2024 and information known to the Company. Consists of (i) 38,192,307 LLC Interests (and associated shares of Class B common stock) and (ii) 38,192,307 Class A common stock held by Bradbury Family Trust II A (“Founder Fund”). As a co-trustee of Founder Fund, Mr. Bradbury may be deemed to have shared voting and investment power with respect to such securities. The address for Founder Fund is 110 Village Trail, Suite 215, Woodstock, Georgia 30188.
(4)Based on a Schedule 13G filed on November 13, 2024 and information known to the Company. Consists of (i) 4,243,590 LLC Interests (and associated shares of Class B common stock) and (ii) 4,243,590 Class A common stock held by GSB Holdings LLC (“GSB Holdings”). Mr. Bennett is the sole member and manager of GSB Holdings and may be deemed to have shared voting and investment power with regard to the securities held by GSB Holdings. The address for GSB Holdings is 110 Village Trail, Suite 215, Woodstock, Georgia 30188.
(5)Based solely on a Schedule 13G/A filed on February 13, 2026. Consists of (i) 542,362 shares of Class A common stock for which Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) has sole voting power, 899,548 shares of Class A common stock for which Kayne Anderson Rudnick has shared voting power, 569,455 shares of Class A common stock for which Kayne Anderson Rudnick has sole dispositive power, and 899,548 shares of Class A common stock for which Kayne Anderson Rudnick has shared dispositive power; (ii) 898,919 shares of Class A common stock for which Virtus Investment Advisers, LLC (“Virtus”) has shared voting power and 898,919 shares of Class A common stock for which Virtus has shared dispositive power; and (iii) 861,148 shares of Class A common stock for which Virtus Equity Trust on behalf of Virtus KAR Small Cap Growth Fund (“Virtus Equity”) has shared voting power and 861,148 shares of Class A common stock for which Virtus Equity has shared dispositive power. The address for Kayne Anderson Rudnick is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067; the address for Virtus is One Financial Plaza, Hartford, CT 06103; and the address for Virtus Equity is 101 Munson Street, Greenfield, MA 01301.
(6)Based solely on a Schedule 13G/A filed on November 6, 2025. Consists of 1,349,600 shares of Class A common stock for which Conifer Management, L.L.C. has sole voting and dispositive power. The address for Conifer Management, L.L.C. is 45 Rockefeller Plaza, 34th Floor, New York, NY 10111.
(7)Based solely on a Schedule 13G/A filed on May 12, 2025. Consists of (i) 906,566 shares of Class A common stock for which Wellington Management Group LLP has shared voting power and 1,211,274 shares of Class A common stock for which Wellington Management Group LLP has shared dispositive power; (ii) 906,566 shares of Class A common stock for which Wellington Group Holdings LLP has shared voting power and 1,211,274 shares of Class A common stock for which Wellington Group Holdings LLP has shared dispositive power; (iii) 906,566 shares of Class A common stock for which Wellington Investment Advisors Holdings LLP has shared voting power and 1,211,274 shares of Class A common stock for which Wellington Investment Advisors Holdings LLP has shared dispositive power; and (iv) 889,396 shares of Class A common stock for which Wellington Management Company LLP has shared voting power and 1,177,609 shares of Class A common stock for which Wellington Management Company LLP has shared dispositive power. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for each of the reporting persons is c/o Wellington Management Company LLP, 280 Congress Street, Boston MA 02210.
(8)Based solely on a Schedule 13G/A filed on April 6, 2026. Consists of 562,121 shares of Class A common stock for which Wasatch Advisors LP has sole voting power and 586,755 shares of Class A common stock for which Wasatch Advisors has sole dispositive power. The address for Wasatch Advisors LP is 505 Wakara Way, 3rd Floor, Salt Lake City, UT, 84108.

(9)Based solely on a Schedule 13G filed on May 14, 2025. Consists of 486,509 shares of Class A common stock for which Massachusetts Financial Services Company has sole voting and dispositive power. The address for Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199.
(10)Based solely on a Schedule 13G filed on November 14, 2024. Consists of 442,480 shares of Class A common stock for which Beck Mack & Oliver LLC has sole voting and shared dispositive power. The address for Beck Mack & Oliver LLC is 565 Fifth Avenue, New York, NY 10017.
(11)Based solely on a Schedule 13G/A filed on May 6, 2025. Consists of 440,876 shares of Class A common stock for which Gilder, Gagnon, Howe, & Co. LLC has shared dispositive power. The address for Gilder, Gagnon, Howe, & Co. LLC is 475 10th Avenue, New York, NY 10018.
(12)Consists of (i) 11,077 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(13)Consists of (i) 16,250 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(14)Consists of (i) 27,863 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(15)Consists of (i) 54,141 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(16)Consists of (i) 7,505 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(17)Consists of (i) 8,205 shares of Class A common stock and (ii) 6,543 restricted stock units vesting within 60 days of April 10, 2026.
(18)Consists of (i) 293,248 shares of Class A common stock; (ii) 42,435,897 LLC Interests (and associated shares of Class B common stock); and (iii) 39,258 restricted stock units vesting within 60 days of April 10, 2026.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer, and persons who beneficially own more than 10% of any class of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, other than one Form 4 for each of George E. Perdue III, Russell Devendorf, and Brett A. Steele, in each case reporting one transaction. In 2026, one Form 4 was late for each of Gregory S. Bennett, Russell Devendorf, and Brett A. Steele, in each case reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than certain equity and other compensation, termination, change in control and other arrangements that are described under “Executive Compensation.”
The following are summaries of certain provisions of our agreements with related persons and are qualified in their entirety by reference to all the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the agreements have been filed as exhibits to our 2025 Annual Report on Form 10-K filed with the SEC on March 12, 2026 and are available electronically on the website of the SEC at www.sec.gov.
Relationship with the Founder Fund
We are a “controlled company” within the meaning of the corporate governance rules of NYSE, and the Founder Fund holds approximately 88.3% of the voting power in us. See —The Transactions and —Controlled Company Exemption. Thomas L. Bradbury, our Executive Chairman of the Board, is co-trustee of Founder Fund and Julie M. Bradbury, a member of our Board, is a beneficiary of Founder Fund.
We are headquartered in Woodstock, Georgia where we leased approximately 26,800 square feet of office space under a lease agreement through May 2025, at which time we purchased the associated office building, as described below. We used this location for our Atlanta Division and corporate employee offices. We leased this office from JBB Cherokee Holdings LLC, an entity affiliated with the Founder Fund. During the year ended December 31, 2025, we paid approximately $0.2 million under our lease agreement.
In May 2025, we purchased the office building located in Woodstock, Georgia for a total purchase price of $4.0 million from JBB Cherokee Holdings LLC, an entity affiliated with the Founder Fund. Concurrently with closing of the building purchase, we borrowed $3.0 million in the form of a secured promissory note from The BF Holding Trust, an entity affiliated with the Founder Fund. The promissory note was used to partially fund the building purchase, bears interest at 8.5% per annum, and matures in May 2030. Subsequent to the purchase of the office building, there are no longer any leasing arrangements with JBB Cherokee Holdings LLC.
We had related person receivables with an entity affiliated with the Founder Fund totaling approximately $0.1 million as of December 31, 2025, related to various general and administrative expenses, including aviation expenses and insurance that was paid on behalf of the related person, who reimbursed us at cost. Historically, our Chairman has supported our growth by hosting numerous events at personal properties that are intended to foster business development and vendor relations. For the year ended December 31, 2025, $0.4 million was incurred to entities affiliated with the Founder Fund for use of facilities and related services, which was paid during the year ended December 31, 2024.
We also charter aircraft services from an entity affiliated with the Founder Fund. Payments made to these entities under a dry lease agreement and for costs associated with these aircraft services have been charged to us and settled in cash pursuant to this agreement. During the year ended December 31, 2025, payments totaled approximately $7,000.
Tax Receivable Agreement
On January 10, 2024, we entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Smith Douglas Holdings LLC and the Continuing Equity Owners, which provides for the payment by us to the Continuing Equity Owners of 85% of the amount of certain tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of Basis Adjustments, Section 704(c) Allocations and certain tax benefits (such as interest deductions) arising from payments made under the Tax Receivable Agreement. Smith Douglas Holdings LLC will have in effect an election under Section 754 of the Code, effective for the taxable year that includes the Transactions and each taxable year thereafter. These Tax Receivable Agreement payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in Smith Douglas Holdings LLC. If a Continuing Equity Owner transfers LLC Interests but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such LLC Interests. In general, the Continuing Equity Owners’ rights under the Tax Receivable Agreement may not be assigned, sold, pledged, or otherwise alienated to any person without such person becoming a party to the Tax Receivable Agreement and agreeing to succeed to the applicable

Continuing Equity Owner’s interest therein. During the year ended December 31, 2025, no payments were made to the Continuing Equity Owners pursuant to the Tax Receivable Agreement.
Smith Douglas LLC Agreement
On January 10, 2024, we and the Continuing Equity Owners entered into the Smith Douglas LLC Agreement to, among other things, (i) recapitalize all existing ownership interests in Smith Douglas Holdings LLC into LLC Interests, (ii) appoint Smith Douglas Homes Corp. as the sole managing member of Smith Douglas Holdings LLC upon its acquisition of LLC Interests in connection with the IPO, and (iii) provide certain redemption rights to the Continuing Equity Owners, as described below.
The Smith Douglas LLC Agreement provides a redemption right to the Continuing Equity Owners which will entitle them to have their LLC Interests redeemed for, at our election (determined solely by our independent directors (within the meaning of the rules of the Exchange Act) who are disinterested), newly-issued shares of our Class A common stock, on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case in accordance with the terms of the Smith Douglas LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the Exchange Act) who are disinterested), we may effect a direct exchange by Smith Douglas Homes Corp. of such Class A common stock, or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may exercise such redemption right, subject to certain exceptions, for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing Equity Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing Equity Owner, and therefore, will automatically be transferred to us and will be canceled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Smith Douglas Holdings LLC for cancellation.
The Smith Douglas LLC Agreement requires Smith Douglas Holdings LLC to take all actions with respect to its LLC Interests, including issuances, reclassifications, distributions, divisions or recapitalizations, such that (1) we at all times maintain a ratio of one LLC Interest owned by us, directly or indirectly, for each share of Class A common stock issued and outstanding, and (2) Smith Douglas Holdings LLC at all times maintains (a) a one-to-one ratio between the number of shares of Class A common stock issued and outstanding and the number of LLC Interests owned by us, and (b) a one-to-one ratio between the number of shares of Class B common stock issued and owned by the Continuing Equity Owners and their permitted transferees and the number of LLC Interests owned by the Continuing Equity Owners and their permitted transferees.
Other Relationships
The current Division President and former VP of Operations for our Atlanta operating segment is the son of Gregory S. Bennett, our President, Chief Executive Officer, Vice Chairman, and Director, and is currently employed by us. He is not one of our executive officers. During the year ended December 31, 2025, this employee had total cash compensation of $339,456, consisting of base salary, cash bonuses and an auto allowance. Additionally, with respect to 2025, Mr. Bennett’s son earned a long-term incentive award to be paid in RSUs with a dollar-denominated value approved by our compensation committee equal to $75,001, which was issued as an award of 5,943 RSUs. The award will vest in three substantially equal installments on the first three anniversaries of the grant date (March 13, 2026), subject to the applicable executive’s continued employment through the applicable vesting date.
One of our construction managers is the son-in-law of Gregory S. Bennett, our President, Chief Executive Officer, Vice Chairman, and Director, and is currently employed by us. He does not share a household with Mr. Bennett and is not one of our executive officers. During the year ended December 31, 2025, this employee had total cash compensation of $142,105, consisting of base salary, cash bonuses and an auto allowance.
The compensation levels described above were based on reference to external market practice of similar positions when compared to the compensation paid to employees in similar positions that were not related to our executive officers. The employees described above are also eligible to participate in employee benefit plans on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers.
Director and Officer Indemnification and Insurance
We have entered into separate indemnification agreements with each of our directors and executive officers. We have also purchased directors’ and officers’ liability insurance.

Limitations on Liability and Indemnification of Officers and Directors
Our Amended and Restated Bylaws provide indemnification for our directors and officers to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. In addition, as permitted by Delaware law, our Amended and Restated Certificate of Incorporation includes provisions that eliminate the personal liability of our directors and certain officers for monetary damages resulting from breaches of certain fiduciary duties as a director or officer, as applicable.
These provisions may be held not to be enforceable for violations of the federal securities laws of the U.S.
Our Policy Regarding Related Person Transactions
Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). Our Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on NYSE, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is intended to cover, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had, or will have a direct or indirect material interest.
Under the policy, our legal staff is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal staff determines that a transaction or relationship is a related person transaction requiring compliance with the policy, the General Counsel will be required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. The Audit Committee will be required to review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of our and its stockholders, and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Management will be required to update the Audit Committee as to any material changes to any approved or ratified related person transaction and to provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 110 Village Trail, Suite 215, Woodstock, Georgia 30188 in writing not later than December 23, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than February 4, 2027 and no later than March 6, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 4, 2027 then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the deadline for submitting director nominations under our Amended and Restated Bylaws, as described above.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

SMITH DOUGLAS HOMES CORP.’S ANNUAL REPORT ON FORM 10-K
A copy of our 2025 Form 10-K, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 10, 2026 without charge upon written request addressed to:
Smith Douglas Homes Corp.
Attention: Secretary
110 Village Trail, Suite 215
Woodstock, Georgia 30188
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2025 Form 10-K at www.proxyvote.com. You also may access our 2025 Form 10-K at investors.smithdouglas.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Brett A. Steele
Brett A. Steele
Vice President, General Counsel, and Secretary
Woodstock, Georgia
April 22, 2026

CERTAIN DEFINITIONS
In connection with the closing of our initial public offering of Class A common stock on January 10, 2024 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions.” As used in this proxy statement, unless otherwise indicated, references to:
•“Basis Adjustments” refers to an allocable share (and increases thereto) of existing tax basis, in Smith Douglas Holdings LLC’s assets and tax basis adjustments with respect to such assets resulting from (a) Smith Douglas Homes Corp.’s purchase of LLC Interests from Smith Douglas Holdings LLC and each Continuing Equity Owner in connection with the Transactions, (b) any future redemptions or exchanges of LLC Interests from the Continuing Equity Owners, (c) certain distributions (or deemed distributions) by Smith Douglas Holdings LLC, and (d) payments made under the Tax Receivable Agreement (as defined in Certain Relationships And Related Person Transactions – Tax Receivable Agreement).
•“Continuing Equity Owners” refers collectively to the owners of LLC Interests in Smith Douglas Holdings LLC prior to the consummation of the Transactions, who are also holders of LLC Interests and our Class B common stock following consummation of the Transactions, including the Founder Fund and GSB Holdings, who may exchange at each of their respective options, in whole or in part from time to time, their LLC Interests, as applicable, for, at our election (determined solely by our independent directors (within the meaning of the SEC rules) who are disinterested), cash or newly-issued shares of our Class A common stock as described under Certain Relationships and Related Person Transactions – Smith Douglas LLC Agreement. In connection with an exchange of LLC Interests, a corresponding number of shares of Class B common stock shall be immediately and automatically transferred to Smith Douglas for no consideration and canceled.
•“Founder Fund” refers to The Bradbury Family Trust II A U/A/D December 29, 2015, for which our founder and Executive Chairman, Tom Bradbury, is co-trustee.
•“GSB Holdings” refers to GSB Holdings LLC, for which our Chief Executive Officer, President, and Vice Chairman, Greg Bennett, is the sole member and manager.
•“LLC Interests” refers to the membership units of Smith Douglas Holdings LLC, including those that we purchased with the net proceeds from the IPO.
•“SEC” refers to the Securities and Exchange Commission.
•“Sunset Date” refers to the date upon which the aggregate number of shares of Class B common stock then outstanding is less than 10% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding.
•“we,” “us,” “our,” the “Company,” “Smith Douglas” and similar references refer to Smith Douglas Homes Corp., and, unless otherwise stated, all of its direct and indirect subsidiaries, including Smith Douglas Holdings LLC.

FORWARD-LOOKING STATEMENTS
This definitive proxy statement contains forward‑looking statements. We intend such forward‑looking statements to be covered by the safe harbor provisions for forward‑looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this definitive proxy statement may be forward‑looking statements. Statements regarding future performance, compensation arrangements, payments under the Tax Receivable Agreement, arrangements under the Smith Douglas LLC Agreement, and the outcome of certain land banking relationships are forward-looking statements. In some cases, you can identify forward‑looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions.
The forward‑looking statements in this definitive proxy statement are only predictions. We have based these forward‑looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward‑looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward‑looking statements. We believe that these factors include, but are not limited to the factors set forth under Part I, Item 1A. Risk Factors of our 2025 Annual Report on Form 10-K filed with the SEC on March 12, 2026. Because forward‑looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward‑looking statements as predictions of future events. The events and circumstances reflected in our forward‑looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward‑looking statements. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should read this definitive proxy statement and the documents that we reference herein with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.
These forward‑looking statements speak only as of the date of this definitive proxy statement. Except as required by applicable law, we do not plan to publicly update or revise any forward‑looking statements contained in this definitive proxy statement, whether as a result of any new information, future events or otherwise.

APPENDIX A
SMITH DOUGLAS HOMES CORP.
COMPENSATION COMMITTEE CHARTER
(As of January 10, 2024)
I. Purpose
The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Smith Douglas Homes Corp. (the “Company”) is to oversee the discharge of the responsibilities of the Board relating to compensation of the Company’s executive officers and directors.
II. Composition
The Committee must consist of at least two directors, each of whom must satisfy the independence requirements of the New York Stock Exchange (the “NYSE”) except as otherwise permitted by applicable NYSE rules, and meet all other applicable independence standards for members of compensation committees, unless otherwise determined by the Board. Committee members must be appointed and may be removed, with or without cause, by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership.
III. Meetings, Procedures and Authority
The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.
The Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisers (independent or otherwise), provided that, preceding any such retention or advice, the Committee must take into consideration all factors, including any applicable factors under NYSE rules, relevant to the adviser’s independence from management. The Committee will be directly responsible for the appointment, compensation and oversight of any adviser it retains. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.
In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, the Company’s bylaws and applicable NYSE rules.
The Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.
IV. Duties and Responsibilities
1.CEO Evaluation and Compensation. The Committee will review and approve the corporate goals and objectives with respect to the compensation of the Chief Executive Officer. The Committee will evaluate the Chief Executive Officer’s performance in light of these goals and objectives and, based upon this evaluation (either alone or, if directed by the Board, in conjunction with a majority of the independent directors on the Board), will set the Chief Executive Officer’s compensation.
2.Other Executive Officer Evaluation and Compensation. The Committee will oversee an evaluation of the executive officers other than the Chief Executive Officer and, after considering such evaluation, will review and set, or make recommendations to the Board regarding the compensation of such executive officers.
3.Employment Agreements. The Committee will review and approve any employment and severance agreements arrangements for the Company’s executive officers.
4.Director Compensation. The Committee will review and make recommendations to the Board regarding director compensation.

5.Incentive and Equity Compensation. The Committee will review and approve or make recommendations to the Board regarding the Company’s incentive compensation and equity-based plans and arrangements (the “Plans”). The Committee has full authority to administer the Plans (except to the extent the terms of a Plan require administration by the full Board), and to make grants of cash-based and equity-based awards under the Plans.
6.Compensation Discussion and Analysis. To the extent the Company is required to include a “Compensation Discussion and Analysis” (“CD&A”) in the Company’s Annual Report on Form 10-K or annual proxy statement, the Committee will review and discuss with management the Company’s CD&A and will consider whether it will recommend to the Board that the Company’s CD&A be included in the appropriate filing.
7.Clawback Policy. The Committee will administer and oversee the Company’s compliance with the compensation recovery policy required by applicable SEC and NYSE rules.
8.Compensation Committee Report. The Committee will prepare the annual Compensation Committee Report.
9.Human Capital Management. The Committee will oversee and periodically review with management the Company’s strategies, policies and practices with respect to human capital management and talent development, workplace environment and culture, employee engagement and effectiveness, and talent recruitment, development and retention.
10.Reports to the Board of Directors. The Committee must report regularly to the Board regarding the activities of the Committee.
11.Committee Self-Evaluation. The Committee must annually perform an evaluation of the performance of the Committee.
12.Review of this Charter. The Committee must periodically review and reassess this Charter and submit any recommended changes to the Board for its consideration.
V. Delegation of Duties
In fulfilling its responsibilities, the Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Committee.

APPENDIX B
SMITH DOUGLAS HOMES CORP.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
(As of January 10, 2024)
I. Purpose
The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Smith Douglas Homes Corp. (the “Company”) is to identify individuals qualified to become Board members consistent with criteria approved by the Board, to recommend that the Board select the director nominees for the next annual meeting of stockholders, to develop and recommend to the Board a set of Corporate Governance Guidelines and to oversee the evaluation of the Board.
II. Composition
The Committee must consist of at least two directors, each of whom must satisfy the independence requirements of the New York Stock Exchange, subject to any available exception. Committee members must be appointed and may be removed, with or without cause, by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership.
III. Meetings, Procedures and Authority
The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.
The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms. The Committee has the authority to retain any other advisors that the Committee believes to be desirable and appropriate and has the authority to approve related fees and retention terms.
In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, and the Company’s bylaws.
IV. Duties and Responsibilities
1.Director Nominees. The Committee will identify individuals qualified to become members of the Board and ensure that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. The Committee will also recommend to the Board the nominees for election to the Board at the next annual meeting of stockholders.
2.Criteria for Selecting Directors. The criteria to be used by the Committee in recommending directors and by the Board in nominating directors are as set forth in the Company’s Corporate Governance Guidelines.
3.Board Committee Structure and Membership. The Committee will annually review the Board committee structure and recommend to the Board for its approval directors to serve as members of each committee.
4.Board Leadership Structure. The Committee will periodically review the Board leadership structure to assess whether it is appropriate given the specific characteristics and circumstances of the Company and recommend any proposed changes to the Board.
5.Corporate Governance Guidelines. The Committee will develop and recommend to the Board the Corporate Governance Guidelines. The Committee will, from time to time as it deems appropriate, review and reassess the adequacy of such corporate governance guidelines and recommend any proposed changes to the Board for approval.

6.Director Changes in Position or Circumstances. The Committee will review any notification by a director of his or her resignation or material changes in employment or of circumstances that may adversely reflect upon the director or the Company, in accordance with the Corporate Governance Guidelines. Based on this review, the Committee may recommend that the Board request such director to resign from the Board.
7.Board and Committee Evaluations. The Committee will oversee the annual self-evaluations of the Board and its committees.
8.Other Corporate Governance Matters. The Committee may make recommendations to the Board regarding governance matters, including, but not limited to, the Company’s certificate of incorporation, bylaws, and the charters of the Company’s other committees.
9.Reports to the Board of Directors. The Committee must report regularly to the Board regarding the activities of the Committee.
10.Committee Self-Evaluation. The Committee must at least annually perform an evaluation of the performance of the Committee.
11.Review of this Charter. The Committee must periodically review and reassess this Charter and submit any recommended changes to the Board for its consideration.
V. Delegation of Duties
In fulfilling its responsibilities, the Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Committee.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SDHC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94124-P52288 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMITH DOUGLAS HOMES CORP.

The Board of Directors recommends you vote FOR the following nominees listed:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas L. Bradbury
02) Gregory S. Bennett
03) Julie M. Bradbury
04) Neill B. Faucett
05) Jeffrey T. Jackson
06) George E. Perdue III
07) Janice E. Walker
08) Neil B. Wedewer

The Board of Directors recommends you vote FOR proposal 2:

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment, or postponement thereof.

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V94125-P52288

Smith Douglas Homes Corp.
Annual Meeting of Stockholders
June 4, 2026 at 8:30 a.m. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The stockholder(s) hereby appoint(s) Gregory S. Bennett, Russell Devendorf, and Brett A. Steele, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy all of the shares of Class A common stock and/or Class B common stock, as applicable, of Smith Douglas Homes Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. Eastern Time on June 4, 2026, virtually at www.virtualshareholdermeeting.com/SDHC2026, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE